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                                                              Exhibit 99.906


      CERTIFICATION PURSUANT TO SECTION 1350, CHAPTER 63 OF TITLE 18,
          UNITED STATES CODE, AS ADOPTED PURSUANT TO SECTION 906 OF
                       THE SARBANES-OXLEY ACT OF 2002

I, William G. Papesh, President and Chief Executive Officer of the WM Strategic Asset Management Portfolios, LLC (the "Portfolios"), certify that to my knowledge:

1. The Form N-CSR of the Portfolios for the period ended April 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Portfolios for the period ended April 30, 2004 fairly presents, in all material respects, the financial condition and results of operations of the Portfolios.

Date: July 2, 2004

By: /s/ William G. Papesh
   ----------------------
    William G. Papesh
    President and Chief Executive Officer




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      CERTIFICATION PURSUANT TO SECTION 1350, CHAPTER 63 OF TITLE 18,
          UNITED STATES CODE, AS ADOPTED PURSUANT TO SECTION 906 OF
                       THE SARBANES-OXLEY ACT OF 2002

I, Jeffery L. Lunzer, Treasurer and Chief Financial Officer of WM Strategic Asset Management Portfolios, LLC (the "Portfolios"), certify that to my knowledge:

1. The Form N-CSR of the Portfolios for the period ended April 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Portfolios for the period ended April 30, 2004 fairly presents, in all material respects, the financial condition and results of operations of the Portfolios.

Date: July 2, 2004

By: /s/ Jeffery L. Lunzer
   ----------------------
    Jeffery L. Lunzer
    Treasurer and Chief Financial Officer